SYMMETRY PANORAMIC TRUST

Symmetry Panoramic US Equity Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Global Equity Fund

(collectively, the “Equity Funds”)

Supplement dated July 29, 2020 to the currently effective Summary Prospectuses, Statutory Prospectus and Statement of Additional Information (“SAI”), as may be supplemented, for the Equity Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectuses, Statutory Prospectus and SAI listed above and should be read in conjunction with the Summary Prospectuses, Statutory Prospectus and SAI.

At a meeting held on July 21, 2020, the Board of Trustees (“Board”) of Symmetry Panoramic Trust (the “Trust”) approved a new investment sub-advisory agreement among Symmetry Partners, LLC, Dimensional Fund Advisors L.P. (“DFA”) and the Trust, on behalf of each of the Equity Funds. Additional information about DFA’s appointment will be provided in a future supplement. It is expected that the U.S. mandates for the Symmetry Panoramic US Equity Fund and the Symmetry Panoramic Global Equity Fund will be funded by the fourth quarter of 2020.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.